U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 23, 2002

                                  RAQUEL, INC.
                (formerly known as Colecciones de Raquel, Inc.)
       (Exact name of small business issuer as specified in its charter)

            Nevada                    0-24798                    93-1123005

(State or other jurisdiction of     (Commission                 (IRS Employer
of Incorporation)                   File Number)             Identification No.)

           269 So. Beverly Drive, Suite 938, Beverly Hills, CA 90212
                    (Address of principal executive offices)

                                 (310) 274-0086
                        (Registrant's telephone number)

                            Current Report: Form 8-K

Item 2. Acquisition of Assets

        On January 10, 2002, Raquel, Inc., acquired Web Marketing Network, Inc.. Terms of this acquisition are described in detail in the attached Acquisition Agreement, attached hereto as Exhibit "A."

Item 7. Financial Statements and Exhibits

        (4) Financial statements for Web Marketing Network, Inc. will be subsequently filed within sixty (60) days of this filing.

Exhibits

        10.27 Acquisition Agreement between Web Marketing Network, Inc. and Raquel, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        RAQUEL, INC.
                                        (Registrant)


Dated: January 23, 2002                 By: /s/ Raquel Zepeda
                                           -------------------------------------
                                            Raquel Zepeda, Chief Financial
                                            Officer